Exhibit 10.33

EXECUTION VERSION

THIRD AMENDMENT TO LICENSE AGREEMENT

This THIRD AMENDMENT (“Third Amendment”) is made and entered into as of the date upon which this Third Amendment is fully executed by both Parties (the “Third Amendment Effective Date”).

BETWEEN:

(1)	Elan Pharma International Limited, a company incorporated under the laws of Ireland, and having its registered office at Monksland, Athlone, County Westmeath, Ireland (“EPIL”); and

(2)	MAP Pharmaceuticals, Inc., a company incorporated under the laws of Delaware, having its principal place of business at 2400 Bayshore Parkway, Suite 200, Mountain View, CA 94043, USA (“MAP”).

RECITALS:

WHEREAS, EPIL and MAP entered into a License Agreement on February 3, 2005, as amended on September 15, 2006 and June 18, 2007 (the “License Agreement”), whereby EPIL granted to MAP, among other rights, an exclusive, sublicensable license to EPIL Intellectual Property for the sole purpose of, and only to the extent necessary for, using, marketing, distributing, selling, having sold, offering for sale, importing and exporting the Product in the Field in the Territory;

WHEREAS, MAP intends to grant a sublicense under the License Agreement to AstraZeneca AB with respect to the Product (the “Sublicense”); and

WHEREAS, EPIL and MAP now desire to amend the License Agreement as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, EPIL and MAP hereby agree, effective as of the Third Amendment Effective Date, as follows:

1. Clause 2.1.1 of the License Agreement shall be deleted in its entirety and replaced with the following:

“Subject to the terms of this Agreement, EPIL hereby grants to MAP a non-exclusive sublicensable license in the Field in the Territory to the EPIL Intellectual Property for the sole purpose of, and only to the extent necessary for, making and having made the Product Intermediate in [***] for use in the Field in the Territory, or making and having made the Product Intermediate in any other country in the Territory as agreed by EPIL at its sole discretion.”

[*] = Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2. Clause 2.1.2 of the License Agreement shall be deleted in its entirety and replaced with the following:

“EPIL acknowledges that MAP or its Sublicensee may contract with a Third Party to further process Product Intermediate into Product for use in a Device. EPIL agrees to provide such Third Party with a royalty-free, non-exclusive license to any EPIL Intellectual Property to the limited extent necessary for the Third Party to process Product Intermediate into packaged form for use in a Device.”

3. Clause 2.2.0 of the License Agreement shall be deleted in its entirety and replaced with the following:

“MAP shall have the right to grant sublicenses of the rights licensed by EPIL to MAP under Clauses 2.1.0 and 2.1.2 herein. MAP shall have the right to grant sublicenses of the rights licensed by EPIL to MAP under Clause 2.1.1 herein [***]. MAP shall be entitled to grant sublicenses under Clauses 2.1.0 and 2.1.2 through multiple tiers of sublicensees for the purpose of MAP’s Sublicensees, under Clauses 2.1.0 and 2.1.2, exercising their rights and performing their obligations through their (a) Affiliates or (b) further sublicensees[***] and with a [***] on any [***]. MAP shall notify EPIL of the identity of each Sublicensee, including any further permitted sublicensee (and the territory sublicensed to it) promptly after such arrangement is entered into. All such additional permitted sublicensees shall be deemed to be included within the defined term “Sublicensee” for purposes of this Agreement and the Services Agreement. Additionally, MAP shall notify EPIL promptly after MAP receives notice from its Sublicensees of any Regulatory Approvals or the filing of any New Drug Application or equivalent thereof in a country other than the United States for Product.

The Parties acknowledge and agree that EPIL has an interest in maintaining the confidentiality of certain information contained in [***] Notwithstanding anything in Clause 4.7 to the contrary, EPIL shall provide to MAP or its Sublicensee access to [***] and information with respect thereto as reasonably necessary to obtain or maintain Regulatory Approvals with respect to Product in [***]; provided that MAP or its Sublicensee, as applicable, shall (i) use diligent efforts to (A) maintain the confidentiality of such information (to the extent permitted under applicable laws) and (B) seek to eliminate or minimize the disclosure of information (to the extent permitted under applicable law) in respect of which confidentiality cannot legally be so maintained, and (ii) provide EPIL a reasonable opportunity to comment, and consider in good faith any such comments, with respect to the disclosure of such information and the strategy for protecting (to the extent permitted under applicable law) the confidentiality of such information in connection with regulatory activities in such country.”

[*] = Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4. Clause 2.2.1 of the License Agreement shall be deleted in its entirety and replaced with the following:

“Notwithstanding the specific references to Sublicensees (and the Sublicensee Counter Party) in certain terms of this Agreement, any sublicense granted hereunder shall be on the same terms mutatis mutandis as the terms of this Agreement insofar as such terms are applicable.”

5. Clause 3.4.3 of the License Agreement shall be deleted in its entirety and replaced with the following:

“If [***] does not settle with the infringer or bring suit or other proceeding against the infringer within [***] after receipt of written notice from [***] or such other time frame as mutually agreed in writing by the Parties, [***] may in its discretion, bring suit or other proceeding at its expense against the infringer. [***] shall be kept advised at all times of such suit or proceedings brought by [***].

Notwithstanding the foregoing, in the event [***] shall [***] so notify [***] and the Parties shall discuss the appropriate response in good faith. [***] shall make a determination whether it will enforce the applicable EPIL Intellectual Property within [***] thereafter and, if [***] declines to bring such action within such time period, [***] may at its discretion bring a lawsuit or action or initiate another proceeding at its expense against the infringer. In any such action to enforce the applicable EPIL Intellectual Property, MAP and EPIL agree to [***] of such action.”

6. The first two sentences of Clause 3.8 of the License Agreement are hereby amended and restated as follows:

“If MAP or its Sublicensee is required by an act of a court of competent jurisdiction in any country in the Territory to make payments to one or more independent Third Parties to obtain license or similar rights in order to exercise the rights granted to it by EPIL under Clause 2.1 of this Agreement (the “Third Party Payments”), then either (i) MAP or its Sublicensee shall have the right to [***], or (ii) [***]. Notwithstanding the foregoing, subject to [***], if [***] elects to settle such infringement claim with such Third Party prior to a final decision of a court of competent jurisdiction, [***]”

7. A new Clause 3.10 of the License Agreement shall be added as follows:

“EPIL shall (a) [***] MAP and its Sublicensees as to the strategy and prosecution of the patents and/or patent applications [***] (namely the identified [***] patents and patent applications and any counterparts thereof [***], and all divisional, continuations, continuations-in-part, and all patents issuing on any of the foregoing, and any counterparts thereof [***], together with all registrations, reissues, re-examinations, supplemental protection certificates or extensions of term thereof) [***], (b) [***] MAP and its Sublicensees with a [***], and (c) [***] MAP or its Sublicensees [***] to patent authorities in respect of foreign counterparts of the [***] patents and patent applications [***] other than [***]. For the purposes of this Clause 3.10: (1) [***] EPIL will [***] from MAP or its

[*] = Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sublicensee, [***]. For the avoidance of doubt, [***]. Further, EPIL shall [v] MAP and its Sublicensees the [***] with respect to any defence and/or enforcement of the EPIL Intellectual Property (including the [***]) as it relates to the Product or Product Intermediate; provided that the foregoing sentence shall not modify the decision making with respect to the defence or enforcement of such EPIL Intellectual Property as provided in Clause 3.4. In the event that [***] in circumstances [***] shall, as soon as reasonably practicable thereafter, notify [***] of the action taken. Other than as provided in Clause 3.4 and the foregoing sentence [***] in respect of defence and / or enforcement of EPIL Intellectual Property. Upon request from [***] listed patents and applications, and add new divisional, continuation or continuation-in-part applications, provided that such revision shall occur no more than biannually.”

8. Clause 4.1 of the License Agreement shall be deleted in its entirety and replaced with the following:

“MAP or its Sublicensee, as applicable, shall (a) use Commercially Reasonable Efforts to develop and obtain Regulatory Approval of Product [***], (b) [***] and (c) in the event MAP or its Sublicensee, as applicable, [***], use Commercially Reasonable Efforts to develop and obtain Regulatory Approval of Product [***]. For clarity, MAP or its Sublicensee, as applicable, shall have [***]. After each Regulatory Approval thereof, MAP and its Sublicensees shall use Commercially Reasonable Efforts to commercialise Product [***] in the country where Regulatory Approval was obtained; provided that the foregoing shall not require MAP or its Sublicensees to [***]. MAP or its Sublicensees, as applicable, shall ensure that the Product is treated [***]. MAP covenants that it and its Sublicensee shall not [***] a [***]. Without expanding the remainder of this Clause 4.1, MAP acknowledges that the [***] with respect to the development and commercialisation of a Product [***]. MAP or its Sublicensee will evaluate [***]. If MAP or its Sublicensee determines that [***], then MAP and its Sublicensee shall [***] in accordance with the foregoing provisions of this Clause 4.1. Further, MAP shall notify EPIL of any [***] and shall consult with, give EPIL the [***], and [***] any [***] with respect to any [***].”

9. A new Clause 4.9 of the License Agreement shall be added as follows:

“Except as otherwise provided in the Services Agreement or in any other manufacturing agreement with respect to Product Intermediate between EDDI or any of its Affiliates and MAP or a Sublicensee (all such manufacturing agreements shall be deemed to be included within the defined term “Manufacturing Agreement” for purposes of this Agreement and the Services Agreement), MAP and its Sublicensee shall obtain [***].”

10. A new Clause 4.10 of the License Agreement shall be added as follows:

“Establishment of Committee. [***] shall establish a committee to provide for sharing of information, and, where applicable, the [***] activities under the Services Agreement or any Manufacturing Agreement with respect to: (a) [***]; (b) the manufacture and supply of Product Intermediate; and (c) the [***], including [***] Upon EPIL’s reasonable request, MAP [***] shall provide to EPIL [***]”

[*] = Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11. The last sentence in Clause 7.3 of the License Agreement shall be deleted in its entirety.

12. Clause 10.1.2 of the License Agreement shall be deleted in its entirety and replaced with the following:

“Any Confidential Information disclosed by the disclosing Party shall be used by the receiving Party exclusively for the purposes of fulfilling the receiving Party’s obligations and exercising rights under this Agreement or a Related Agreement and for no other purpose.”

13. Clause 10.1.3 of the License Agreement shall be deleted in its entirety and replaced with the following:

“Except as otherwise specifically provided herein, and subject to Clauses 10.2 and 10.3, each Party shall disclose Confidential Information of the other Party only to those employees (including employees of its Affiliates), representatives, permitted sublicensees and agents requiring knowledge thereof in connection with fulfilling the Party’s obligations and exercising rights under this Agreement or a Related Agreement, and not to any other Third Party. Each Party further agrees to inform all such employees, representatives, permitted sublicensees and agents of the terms and provisions of this Agreement relating to Confidential Information and their duties hereunder and to obtain or have obtained their agreement to keep such Confidential Information in confidence under terms and conditions no less restrictive than those contained herein.”

14. Clause 1.1 of the License Agreement shall be amended by the addition of the following definition:

“ “Sublicense Counter Party” shall mean AstraZeneca AB.”

15. Schedule 1 of the License Agreement shall be deleted in its entirety and replaced with the schedule set forth in Exhibit A.

16. All other terms and conditions of the License Agreement remain unchanged and continue to be in full force and effect.

17. Capitalized terms not defined in this Third Amendment shall have the meaning as set forth in the License Agreement.

18. EPIL [***] the sublicense by MAP to the Sublicense Counter Party of the rights granted to it under Clause 2.1.1 of the License Agreement (including those amendments to the License Agreement agreed to pursuant to this Third Amendment) upon the terms relevant to EPIL that have been [***] (a) to [***] or (b) that [***]. EPIL and MAP hereby acknowledge that such terms are intended by MAP to represent those terms of the said sublicense which will be relevant to EPIL and do not constitute the full terms of such sublicense. Nothing in this Section 17 shall

[*] = Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

be deemed a waiver of any of EPIL’s rights set forth in Clauses 2.2.1 through 2.2.6 of the License Agreement (including any amendment to such Clauses agreed to pursuant to this Third Amendment), with respect to such sublicense. For clarity, such consent shall not be taken to extend the rights granted to MAP under the License Agreement, except as expressly set out in this Third Amendment.

19. This Third Amendment shall be null and void and have no further force or effect if either (i) MAP does not execute the Sublicense prior to [***] or (ii) the Sublicense is terminated before it becomes effective in accordance with its terms. For the avoidance of doubt, in the event of circumstance (ii) in the previous sentence, EPIL and MAP shall revert to their status with respect to the License Agreement as if this Third Amendment had not been executed.

20. This Third Amendment shall be governed by and construed solely in accordance with the laws of the State of New York, without regard to its conflict of laws principles that would require the application of any other law.

21. This Third Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute this Third Amendment.

[*] = Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, EPIL and MAP have caused this Third Amendment to the License Agreement to be executed by their duly authorized representatives as of the last date set forth below.

ELAN PHARMA INTERNATIONAL LIMITED

By:	/s/ Shane Cooke
Title:	Director

Date:	December 18, 2008

MAP PHARMACEUTICALS, INC.

By:	/s/ Timothy S. Nelson
Title:	President & CEO

Date:	December 18, 2008

[*] = Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A

[***]

[*] = Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.